EXHIBIT 99.1

Encore Bancshares Reports Second Quarter 2009 Net Earnings of $821,000, or $.02 Per Diluted Share

HOUSTON, July 24, 2009 (GLOBE NEWSWIRE) -- Encore Bancshares, Inc. (Nasdaq:EBTX) today announced its financial results for the second quarter of 2009.

Earnings of $821,000 improved $340,000 compared with the second quarter of 2008

 * Net earnings included a FDIC special assessment of $684,000, or
   $0.04 per diluted share
 * Revenue increased 1.7% to $17.8 million, including a 6.8% increase in net interest income on a fully tax equivalent basis (TE) to
   $11.6 million
 * Noninterest expense, excluding the FDIC special assessment, remained essentially unchanged

 Maintained credit quality

 * Nonperforming assets decreased 9.1% compared with March 31, 2009
 * Allowance for loan losses was $25.2 million, or 2.19% of total loans

 Maintained strong capital position

 * Tier 1 capital of $174.7 million, or 15.02% tier 1 risk-based capital ratio
 * $125.5 million of tangible common equity, or $12.14 per share
 * Tangible common equity ratio was 7.93%

"We are encouraged that, despite high unemployment and a continued weak economy, earnings improved and nonperforming assets declined slightly for the quarter," said James S. D'Agostino, Jr., Chairman and Chief Executive Officer. "Our strong capital position, allowance, and pre-provision, pre-tax earnings position us well in the face of continued economic uncertainty. We continue to see increased momentum in growth of low-cost deposits and attracting assets under management. The recently announced leadership additions to Encore Bank of Preston Moore as President and CEO, and Carmen Jordan, EVP and Chief Lending Officer, significantly enhance our ability to develop additional business banking."

Earnings

For the three months ended June 30, 2009, net earnings were $821,000, compared with $481,000 for the same period of 2008. Earnings per diluted common share for the second quarter of 2009 were $0.02, compared with $0.04 for the comparable period of 2008. The decrease in diluted earnings per share was due to the dividends on preferred stock issued in the fourth quarter of 2008. Results for the second quarter of 2009 include an improvement in net interest income (TE) of $736,000, or 6.8%, and a decrease in provision for loan losses of $850,000. Partly offsetting these improvements was a $639,000 increase in noninterest expense, which was due primarily to a special insurance assessment from the FDIC.

For the six months ended June 30, 2009, net earnings were $2.0 million, compared with $1.7 million for the same period of 2008. Earnings per diluted common share for the six months ended June 30, 2009 were $0.08 compared with $0.15 for the same period of 2008. Net interest income (TE) increased by $2.4 million, or 11.6%, as the net interest margin expanded 8 basis points, but was partly offset by higher credit costs and lower trust and investment management fees.

Net Interest Income

Net interest income (TE) for the second quarter of 2009 was $11.6 million, an increase of $736,000, or 6.8%, compared with the second quarter of 2008. The net interest margin (TE), however, decreased 4 basis points to 3.09%. The margin compression was due in part to greater liquidity on the balance sheet and a shift in the deposit mix as clients moved to certificates of deposit in pursuit of higher yields. On a linked quarter basis (compared with immediately preceding quarter), net interest income (TE) remained essentially unchanged, and the net interest margin (TE) contracted 4 basis points.

Noninterest Income

Noninterest income was $6.3 million for the second quarter of 2009, a decrease of $308,000, or 4.6%, compared with the same period of 2008. The decrease was due primarily to trust and investment management fees, which decreased $573,000, or 12.3%, as assets under management fell 16.0% due to the sharp drop in equity markets from the prior year. This decrease was partly offset by a $222,000 gain on sale of second mortgage loans.

Noninterest Expense

Noninterest expense was $13.7 million for the second quarter of 2009, an increase of $639,000, or 4.9%, compared with the same period of 2008. The increase was due primarily to a special FDIC assessment of $684,000, which was levied on all banks to replenish the FDIC insurance fund. In addition, professional fees increased, which were primarily related to higher legal and audit fees at the bank.

Segment Earnings

On a segment basis, our banking operation showed net earnings of $47,000 for the second quarter of 2009, an increase of $879,000 compared with the same period of 2008. Net interest income increased $610,000, or 5.5%, driven by higher earning assets. The provision for loan losses decreased $850,000, or 22.5%, due to a slight decline in nonperforming assets. Noninterest income increased $219,000 compared with the second quarter of 2008, due to higher mortgage banking income. Noninterest expense increased $316,000, or 3.4%, which was due primarily to the FDIC special assessment. Wealth management had net earnings of $701,000 for the second quarter of 2009, a decrease of $562,000, or 44.5%, compared with the same period of 2008. Revenue for this segment decreased due primarily to lower assets under management, which declined 16.0%. Expenses increased $315,000, or 11.6%, due primarily to a reversal of an accrual for a legal settlement in 2008. Our insurance agency had net earnings of $276,000 for the second quarter of 2009, essentially unchanged from the same period of 2008.

Loans

Period end loans were $1.1 billion at June 30, 2009, a decrease of $20.3 million, or 1.7%, compared with June 30, 2008. In April and June, we sold second mortgage loans totaling approximately $9.7 million.

Deposits

Period end deposits were $1.2 billion at June 30, 2009, an increase of $121.8 million, or 11.5%, compared with June 30, 2008. Noninterest-bearing deposits were $146.4 million at June 30, 2009, an increase of $22.8 million, or 18.4%, compared with June 30, 2008. Average deposits were $1.1 billion for the second quarter of 2009, an increase of $52.8 million, or 4.8%, compared with the same period of 2008.

Credit Quality and Capital Ratios

The provision for loan losses was $2.9 million for the second quarter of 2009. The decrease in provision, compared with the second quarter of 2008, resulted primarily from a slight decline in nonperforming assets for the quarter. Net charge-offs for the second quarter of 2009 were $4.4 million, or 1.51% of average total loans on an annualized basis, compared with $3.3 million, or 1.14% of average total loans on an annualized basis for the second quarter of 2008. Most of the commercial loan charge-offs resulted from loans on which we had previously recorded specific reserves. The increase in consumer loan charge-offs was primarily related to first mortgage residential loans in Florida.

At June 30, 2009, nonperforming assets were $36.6 million, or 3.16% of total loans and investment in real estate, compared with $40.2 million, or 3.40% of total loans and investment in real estate at March 31, 2009 and $14.4 million, or 1.23% of total loans and investment in real estate at June 30, 2008. At June 30, 2009, nonaccrual loans were $28.6 million, compared with $34.7 million at March 31, 2009, a decrease of $6.1 million, or 17.7%. The decrease was due primarily to a commercial loan to a trial lawyer for approximately $2.3 million that was resolved, and the repossession of properties securing a $2.4 million residential construction loan to a builder. Investment in real estate was $8.0 million at June 30, 2009, compared with $5.5 million at March 31, 2009.

As of June 30, 2009, our estimated Tier 1 risk-based, total risk-based, and leverage capital ratios were 15.02%, 16.28% and 11.22%, respectively, and Encore Bank was considered "well capitalized" pursuant to regulatory capital definitions.

Conference Call

A conference call will be held on Friday, July 24, 2009 at 10:00 a.m., Central time, to discuss second quarter 2009 results. A question and answer session will follow the prepared remarks. Individuals may access the call by dialing 1-888-339-3401, or access the live webcast by visiting https://encorebank.com/investorRelations.php

About Encore Bancshares, Inc.

Encore Bancshares, Inc. is a financial holding company headquartered in Houston, Texas and offers a broad range of banking, wealth management and insurance services through Encore Bank, N.A., and its affiliated companies. Encore Bank operates 11 private client offices in the Greater Houston area and six in southwest Florida. Headquartered in Houston and with $1.6 billion in assets, Encore Bank builds relationships with professional firms, privately-owned businesses, investors and affluent individuals. Encore Bank offers a full range of business and personal banking products and services, as well as financial planning, wealth management, trust and insurance products through its trust division, Encore Trust, and its affiliated companies, Linscomb & Williams and Town & Country Insurance. Products and services offered by Encore Bank's affiliates are not FDIC insured. The Company's common stock is listed on the NASDAQ Global Market under the symbol "EBTX".

The Encore Bancshares, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4257

This press release contains certain financial information determined by methods other than in accordance with GAAP. Specifically, Encore reviews tangible book value per share, return on average tangible common equity and the tangible common equity to tangible assets ratio for internal planning and forecasting purposes. Encore has included in this press release information relating to these non-GAAP financial measures for the applicable periods presented. Encore's management believes these non-GAAP financial measures provide information useful to investors in understanding our financial results and believes that its presentation, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. These non-GAAP measures should not be considered a substitute for operating results determined in accordance with GAAP and Encore strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

This press release contains certain forward-looking information about Encore Bancshares that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: competitive pressure among financial institutions; volatility and disruption in national and international financial markets; government intervention in the U.S. financial system; our ability to expand and grow our businesses and operations and to realize the cost savings and revenue enhancements expected from such activities; a deterioration of credit quality or a reduced demand for credit; changes in the interest rate environment; the continued service of key management personnel; our ability to attract, motivate and retain key employees; changes in availability of funds; general economic conditions, either nationally, regionally or in the market areas in which we operate; legislative or regulatory developments or changes in laws; changes in the securities markets and other risks that are described from time to time in our 2008 Annual Report on Form 10-K and other reports and documents filed with the Securities and Exchange Commission.

                Encore Bancshares, Inc. and Subsidiaries

                         FINANCIAL HIGHLIGHTS

      (Unaudited, amounts in thousands, except per share data)

                                  As of and for       As of and for
                                 the Three Months    the Six Months
                                  Ended June 30,      Ended June 30,
                                ------------------  ------------------
                                  2009      2008      2009      2008
                                --------  --------  --------  --------

 Operations Statement Data:

 Interest income                $ 19,529  $ 20,065  $ 39,154  $ 40,597
 Interest expense                  8,071     9,220    16,235    19,873
                                --------  --------  --------  --------
  Net interest income             11,458    10,845    22,919    20,724
 Provision for loan losses         2,927     3,777     5,966     5,278
                                --------  --------  --------  --------
  Net interest income after
   provision for loan losses       8,531     7,068    16,953    15,446
 Noninterest income (1)            6,327     6,635    12,431    13,284
 Noninterest expense (1)          13,711    13,072    26,448    26,321
                                --------  --------  --------  --------
  Net earnings before
   income taxes                    1,147       631     2,936     2,409
 Income tax expense                  326       150       980       758
                                --------  --------  --------  --------
 Net earnings                   $    821  $    481  $  1,956  $  1,651
                                ========  ========  ========  ========
 Earnings available to common
  shareholders (2)              $    267  $    481  $    849  $  1,651
                                ========  ========  ========  ========

 Common Share Data:

 Basic earnings per share (3)   $   0.03  $   0.05  $   0.08    $ 0.16
 Diluted earnings per share (3)     0.02      0.04      0.08      0.15
 Book value per share              15.39     15.65     15.39     15.65
 Tangible book value
  per share (4)                    12.14     12.30     12.14     12.30

 Average common shares
  outstanding (3)                 10,334    10,202    10,284    10,173
 Diluted average common shares
  outstanding (3)                 11,145    10,925    11,013    10,889
 Shares outstanding at
  end of period                   10,337    10,234    10,337    10,234

 Selected Performance Ratios:

 Return on average assets          0.21%     0.13%     0.25%     0.23%
 Return on average common
  equity (5)                       0.67%     1.21%     1.08%     2.08%
 Return on average tangible
  common equity (4)(5)             0.85%     1.54%     1.37%     2.66%
 Net interest margin (6)           3.09%     3.13%     3.11%     3.03%
 Efficiency ratio (1)             76.14%    73.71%    73.86%    76.29%
 Noninterest income to
  total revenue (1)               35.57%    37.96%    35.17%    39.06%

 (1) Prior periods adjusted to include net expenses of foreclosed real estate in other noninterest expense.
 (2) Net earnings after deducting preferred dividends. The shares of preferred stock were issued on December 5, 2008.
 (3) Prior periods adjusted to include nonvested restricted stock in average common shares outstanding as required by EITF 03-6-1.
 (4) Non-GAAP measure. See calculation of tangible common equity in subsequent table.
 (5) Using earnings available to common shareholders.
 (6) On taxable-equivalent basis in 2009. Taxable-equivalent amounts in 2008 were immaterial.

                Encore Bancshares, Inc. and Subsidiaries

                     CONSOLIDATED BALANCE SHEETS

        (Unaudited, dollars in thousands, except per share data)

             June 30,    March 31,    Dec 31,     Sept 30,   June 30,
               2009        2009        2008        2008        2008
            ----------  ----------  ----------  ----------  ----------

   ASSETS

 Cash and
  due from
  banks     $   17,891  $   19,313  $   23,044  $   21,005  $   21,954
 Interest
  -bearing
  deposits
  in banks     124,959     100,982      91,459      13,471      28,297
 Federal
  funds sold
  and other      3,263       3,290       3,549       5,562      10,716
            ----------  ----------  ----------  ----------  ----------
  Cash and
   cash
   equiv
   -alents     146,113     123,585     118,052      40,038      60,967
 Securities
  available
  -for-sale,
  at
  estimated
  fair value   132,437      77,875      78,816      57,077      41,508
 Securities
  held-to
  -maturity,
  at
  amortized
  cost         108,594     114,706      95,875     100,329     107,424
 Mortgages
  held-for
  -sale          1,168       6,340         150         448          --
 Loans
  receivable 1,148,820   1,179,083   1,218,404   1,198,445   1,169,151
 Allowance
  for loan
  losses       (25,214)    (26,664)    (25,105)    (14,620)    (12,054)
            ----------  ----------  ----------  ----------  ----------
  Net loans
   receiv
   -able     1,123,606   1,152,419   1,193,299   1,183,825   1,157,097
 Federal
  Home Loan
  Bank of
  Dallas
  stock, at
  cost           9,561       9,547       9,534      10,513       7,943
 Investment
  in real
  estate         8,032       5,537       2,781       2,215       2,063
 Premises
  and
  equipment,
  net           16,435      16,901      17,362      17,688      17,050
 Goodwill       27,873      27,873      27,873      27,975      27,975
 Other
  intangible
  assets,
  net            5,691       5,861       6,031       6,218       6,406
 Cash
  surrender
  value of
  life
  insurance
  policies      15,019      14,870      14,686      14,539      14,398
 Accrued
  interest
  receivable
  and other
  assets        22,189      22,210      23,385      17,358      17,882
            ----------  ----------  ----------  ----------  ----------
            $1,616,718  $1,577,724  $1,587,844  $1,478,223  $1,460,713
            ==========  ==========  ==========  ==========  ==========

 LIABILITIES
  AND
  SHAREHOLDERS'
  EQUITY
 Deposits:
  Non
   -interest
   -bearing $  146,373  $  158,994  $  131,709  $  121,100  $  123,594
  Interest
   -bearing  1,030,134     957,602     969,088     917,379     931,149
            ----------  ----------  ----------  ----------  ----------
   Total
    deposits 1,176,507   1,116,596   1,100,797   1,038,479   1,054,743
 Borrowings
  and
  repurchase
  agreements   223,218     244,999     272,026     249,426     212,257
 Junior
  subord
  -inated
  debentures    20,619      20,619      20,619      20,619      20,619
 Accrued
  interest
  payable
  and other
  liabil
  -ities         8,565       7,926       8,660       8,690      12,882
            ----------  ----------  ----------  ----------  ----------
   Total
    liabil
    -ities   1,428,909   1,390,140   1,402,102   1,317,214   1,300,501

 Commitments
  and
  contin
  -gencies          --          --          --          --          --
 Share
  -holders'
  equity:
   Preferred
    stock       28,718      28,590      28,461          --          --
   Common
    stock       10,346      10,240      10,247      10,243      10,240
   Addit
    -ional
    paid-in
    capital    115,698     115,743     115,489     109,488     109,169
   Retained
    earnings    32,372      32,105      31,523      41,642      41,414
   Common
    stock in
    treasury,
    at cost       (123)       (109)        (98)        (98)        (98)
   Accumu
    -lated
    other
    compre
    -hensive
    income
    (loss)         798       1,015         120        (266)       (513)
            ----------  ----------  ----------  ----------  ----------
 Share
  -holders'
  equity       187,809     187,584     185,742     161,009     160,212
            ----------  ----------  ----------  ----------  ----------
            $1,616,718  $1,577,724  $1,587,844  $1,478,223  $1,460,713
            ==========  ==========  ==========  ==========  ==========

 Ratios and
  Per Share
  Data:
 Leverage
  ratio*        11.22%      11.26%      11.61%      10.18%      10.07%
 Tier 1 risk
  -based
  capital
  ratio*        15.02%      14.83%      14.58%      12.58%      12.82%
 Total risk
  -based
  capital
  ratio*        16.28%      16.09%      15.84%      13.87%      13.87%
 Book value
  per share $    15.39  $   15.54   $   15.36   $    15.73  $    15.65
 Tangible
  book value
  per share**    12.14       12.24       12.05       12.39       12.30
 Tangible
  common
  equity to
  tangible
  assets**       7.93%       8.11%       7.94%       8.78%       8.82%

 *  Estimated at June 30, 2009.

 ** Non-GAAP measure. See calculation of tangible common equity in subsequent table.

                Encore Bancshares, Inc. and Subsidiaries

                 CONSOLIDATED STATEMENTS OF OPERATIONS

        (Unaudited, amounts in thousands, except per share data)

                                     Three Months Ended
                      ------------------------------------------------
                      June 30,  March 31,  Dec 31,  Sept 30,  June 30,
                        2009      2009      2008      2008      2008
                      --------  --------  --------  --------  --------
 Interest income:
  Loans,
   including fees     $ 17,220  $ 17,479  $ 18,394  $ 18,738  $ 18,238
  Mortgages
   held-for-sale            32        28         9        13        25
  Securities             2,121     1,962     1,585     1,469     1,250
  Federal funds sold
   and other               156       156       205       261       552
                      --------  --------  --------  --------  --------
  Total interest
   income               19,529    19,625    20,193    20,481    20,065
 Interest expense:
  Deposits               5,643     5,732     5,748     6,458     7,123
  Borrowings and
   repurchase
   agreements            2,119     2,116     2,174     2,085     1,767
  Junior subordinated
   debentures              309       316       329       330       330
                      --------  --------  --------  --------  --------
   Total interest
    expense              8,071     8,164     8,251     8,873     9,220
                      --------  --------  --------  --------  --------
   Net interest income  11,458    11,461    11,942    11,608    10,845

 Provision for
  loan losses            2,927     3,039    18,648     5,249     3,777
                      --------  --------  --------  --------  --------

   Net interest income
    after provision
    for loan losses      8,531     8,422    (6,706)    6,359     7,068
 Noninterest income:
  Trust and investment
   management fees       4,087     3,749     3,985     4,277     4,660
  Mortgage banking         351       151        34        28       135
  Insurance
   commissions
   and fees              1,404     1,610     1,184     1,385     1,385
  Net loss on sale of
   available-for-sale
   securities               --        --        (1)       (2)       --
  Impairment write
   down on securities       --        --    (1,984)       --        --
  Other*                   485       594       343       412       455
                      --------  --------  --------  --------  --------
   Total noninterest
    income*              6,327     6,104     3,561     6,100     6,635
 Noninterest expense:
  Compensation           7,231     7,514     6,781     6,991     7,467
  Occupancy              1,554     1,454     1,645     1,477     1,485
  Equipment                449       433       448       494       487
  Advertising
   and promotion           200       216       232       187       219
  Outside data
   processing              783       764       797       762       717
  Professional fees      1,043       936       904       671       739
  Intangible
   amortization            169       171       187       187       188
  FDIC assessment          746        52        50        50        30
  Other*                 1,536     1,197     1,443     1,379     1,740
                      --------  --------  --------  --------  --------
   Total noninterest
    expense*            13,711    12,737    12,487    12,198    13,072
                      --------  --------  --------  --------  --------
   Net earnings (loss)
    before income
    taxes                1,147     1,789   (15,632)      261       631

 Income tax expense
  (benefit)                326       654    (5,679)       33       150
                      --------  --------  --------  --------  --------

 Net earnings (loss)  $    821  $  1,135  $ (9,953) $    228  $    481
                      ========  ========  ========  ========  ========

 Earnings (loss)
  available to common
  shareholders        $    267  $    582  $(10,119) $    228  $    481
                      ========  ========  ========  ========  ========
 Earnings (loss)
  per common share:
  Basic**             $   0.03  $   0.06  $  (0.99) $   0.02  $   0.05
  Diluted**               0.02      0.05     (0.99)     0.02      0.04
 Average common shares
  outstanding**         10,334    10,233    10,236    10,237    10,202
 Diluted average
  common shares
  outstanding**         11,145    10,880    10,236    10,934    10,925

                                                     Six Months Ended
                                                          June 30,
                                                    ------------------
                                                      2009      2008
                                                    --------  --------
 Interest income:
  Loans, including fees                             $ 34,699  $ 36,616
  Mortgages held-for-sale                                 60        57
  Securities                                           4,083     2,569
  Federal funds sold and other                           312     1,355
                                                    --------  --------

  Total interest income                               39,154    40,597
 Interest expense:
  Deposits                                            11,375    15,665
  Borrowings and repurchase agreements                 4,235     3,522
  Junior subordinated debentures                         625       686
                                                    --------  --------

   Total interest expense                             16,235    19,873
                                                    --------  --------

   Net interest income                                22,919    20,724

 Provision for loan losses                             5,966     5,278
                                                    --------  --------

   Net interest income after provision
    for loan losses                                   16,953    15,446
 Noninterest income:
  Trust and investment management fees                 7,836     9,067
  Mortgage banking                                       502       189
  Insurance commissions and fees                       3,014     3,112
  Net loss on sale of available-for-sale securities       --        --
  Impairment write down on securities                     --        --
  Other*                                               1,079       916
                                                    --------  --------

   Total noninterest income*                          12,431    13,284
 Noninterest expense:
  Compensation                                        14,745    15,545
  Occupancy                                            3,008     2,923
  Equipment                                              882     1,018
  Advertising and promotion                              416       423
  Outside data processing                              1,547     1,411
  Professional fees                                    1,979     1,895
  Intangible amortization                                340       375
  FDIC assessment                                        798        61
  Other*                                               2,733     2,670
                                                    --------  --------
   Total noninterest expense*                         26,448    26,321
                                                    --------  --------
   Net earnings (loss) before income taxes             2,936     2,409

 Income tax expense (benefit)                            980       758
                                                    --------  --------

 Net earnings (loss)                                $  1,956  $  1,651
                                                    ========  ========

 Earnings (loss) available to common shareholders   $    849  $  1,651
                                                    ========  ========
 Earnings (loss) per common share:
  Basic**                                           $   0.08  $   0.16
  Diluted**                                             0.08      0.15
 Average common shares outstanding**                  10,284    10,173
 Diluted average common shares outstanding**          11,013    10,889

 *  Prior periods adjusted to include net expenses of foreclosed real estate in other noninterest expense.

 ** Prior periods adjusted to include nonvested restricted stock in average common shares outstanding as required by EITF 03-6-1.

                Encore Bancshares, Inc. and Subsidiaries

                  AVERAGE CONSOLIDATED BALANCE SHEETS

                    (Unaudited, dollars in thousands)

                                Three Months Ended
            ----------------------------------------------------------
             June 30,    March 31,    Dec 31,    Sept 30,    June 30,
               2009        2009        2008        2008        2008
            ----------  ----------  ----------  ----------  ----------

 Assets:
 Interest
  -earning
  assets:
  Loans     $1,166,448  $1,208,697  $1,205,310  $1,186,606  $1,170,959
  Mortgages
   held-for
   -sale         1,612       1,391         405         596       1,151
  Securities   215,473     187,953     162,221     156,354     139,510
  Federal
   funds
   sold and
   other       121,328      95,314      66,057      40,128      82,841
            ----------  ----------  ----------  ----------  ----------
 Total
  interest
  -earning
  assets     1,504,861   1,493,355   1,433,993   1,383,684   1,394,461
 Less:
  Allowance
  for loan
  losses       (25,656)    (25,181)    (14,275)    (12,630)    (11,526)
 Noninterest
  -earning
  assets       111,519     111,018     102,341     108,224     103,918
            ----------  ----------  ----------  ----------  ----------
  Total
   assets   $1,590,724  $1,579,192  $1,522,059  $1,479,278  $1,486,853
            ==========  ==========  ==========  ==========  ==========

 Liabilities
  and
  share
  -holders'
  equity:
 Interest
  -bearing
  liabil
  -ities:
  Interest
   checking $  177,393  $  181,976  $  179,797  $  192,424  $  194,973
  Money
   market
   and
   savings     243,276     228,402     244,195     283,130     307,047
  Time
   deposits    564,583     555,006     495,880     448,983     466,199
            ----------  ----------  ----------  ----------  ----------
   Total
    interest
    -bearing
    deposits   985,252     965,384     919,872     924,537     968,219
  Borrowings
   and
   repur
   -chase
   agree
   -ments      226,118     255,526     267,081     240,104     202,229
  Junior
   subord
   -inated
   deben
   -tures       20,619      20,619      20,619      20,619      20,619
            ----------  ----------  ----------  ----------  ----------
   Total
    interest
    -bearing
    liabil
    -ities   1,231,989   1,241,529   1,207,572   1,185,260   1,191,067
            ----------  ----------  ----------  ----------  ----------
 Noninterest
  -bearing
  liabil
  -ities:
  Non
   -interest
   -bearing
   deposits    159,257     140,821     133,226     119,024     123,453
  Other
   liabil
   -ities       11,366      10,269      11,244      12,186      12,015
            ----------  ----------  ----------  ----------  ----------
   Total
    liabil
    -ities   1,402,612   1,392,619   1,352,042   1,316,470   1,326,535
 Share
  -holders'
   equity      188,112     186,573     170,017     162,808     160,318
            ----------  ----------  ----------  ----------  ----------
 Total
  liabil
  -ities and
  share
  -holders'
  equity    $1,590,724  $1,579,192  $1,522,059  $1,479,278  $1,486,853
            ==========  ==========  ==========  ==========  ==========

                Encore Bancshares, Inc. and Subsidiaries

                         SELECTED FINANCIAL DATA

                     (Unaudited, dollars in thousands)

 Loan        June 30,    March 31,    Dec 31,    Sept 30,    June 30,
  Portfolio:   2009        2009        2008        2008        2008
            ----------  ----------  ----------  ----------  ----------
 Commercial:
 Commercial $  126,079  $  127,279  $  135,534  $  130,484  $  127,639
 Commercial
  real
  estate       308,441     315,090     311,909     305,570     298,562
 Real estate
  construc
  -tion         78,045      87,352      95,668      96,450      91,371
            ----------  ----------  ----------  ----------  ----------
  Total
   commer
   -cial       512,565     529,721     543,111     532,504     517,572
 Consumer:
 Residential
  real
  estate
  first lien   232,885     229,981     241,969     247,765     256,201
 Residential
  real
  estate
  second
  lien         292,891     294,994     302,141     291,933     269,409
 Home equity
  lines         77,793      80,099      82,555      79,888      79,913
 Consumer
  install
  -ment
  - indirect    11,202      12,643      14,409      16,461      18,806
 Consumer
  other         21,484      31,645      34,219      29,894      27,250
            ----------  ----------  ----------  ----------  ----------
  Total
   consumer    636,255     649,362     675,293     665,941     651,579
            ----------  ----------  ----------  ----------  ----------

   Total
    loans
    receiv
    -able   $1,148,820  $1,179,083  $1,218,404  $1,198,445  $1,169,151
            ==========  ==========  ==========  ==========  ==========

 Nonper
  -forming
  Assets:
 Nonaccrual
  loans     $   28,552  $   34,698  $   30,531  $   21,142  $   12,118
 Accruing
  loans past
  due 90
  days or
  more*             --          --         646          23         240
 Restruc
  -tured
  loans**           --          --          --          --          --
            ----------  ----------  ----------  ----------  ----------
  Total
   nonper
   -forming
   loans        28,552      34,698      31,177      21,165      12,358
            ----------  ----------  ----------  ----------  ----------
 Investment
  in real
  estate         8,032       5,537       2,781       2,215       2,063
            ----------  ----------  ----------  ----------  ----------
  Total
   nonper
   -forming
   assets   $   36,584  $   40,235  $   33,958  $   23,380  $   14,421
            ==========   =========  ==========  ==========  ==========

 Asset
  Quality
  Ratios:
 Nonper
  -forming
  assets to
  total
  loans and
  investment
  in real
  estate         3.16%       3.40%       2.78%       1.95%       1.23%
 Net charge
  -offs to
  average
  loans          1.51%       0.50%       2.69%       0.90%       1.14%
 Allowance
  for loan
  losses to
  period end
  loans          2.19%       2.26%       2.06%       1.22%       1.03%
 Allowance
  for loan
  losses to
  nonper
  -forming
  loans         88.31%      76.85%      80.52%      69.08%      97.54%

 Deposits:
 Noninterest
  -bearing
  deposits  $  146,373  $  158,994  $  131,709  $  121,100  $  123,594
 Interest
  checking     184,620     171,881     197,384     182,456     186,902
 Money
  market and
  savings      295,176     215,726     252,571     268,969     292,631
 Time
  deposits
  less than
  $100         206,149     207,648     188,302     192,603     198,603
            ----------  ----------  ----------  ----------  ----------
  Core
   deposits    832,318     754,249     769,966     765,128     801,730
            ----------  ----------  ----------  ----------  ----------
 Time
  deposits
  $100 and
  greater      321,737     330,919     274,903     245,018     239,556
 Brokered
  deposits      22,452      31,428      55,928      28,333      13,457
            ----------  ----------  ----------  ----------  ----------
  Total
   deposits $1,176,507  $1,116,596  $1,100,797  $1,038,479  $1,054,743
            ==========  ==========  ==========  ==========  ==========

 Assets
  Under
  Manage
  -ment     $2,299,338  $2,137,137  $2,248,047  $2,607,702  $2,736,790
            ==========  ==========  ==========  ==========  ==========

 *  Beginning in 2009, loans past due 90 days or more are either charged-off or included in nonaccrual loans.

 ** All troubled debt restructurings are included in nonaccrual loans.

                Encore Bancshares, Inc. and Subsidiaries

                      ALLOWANCE FOR LOAN LOSSES

                  (Unaudited, dollars in thousands)

                                        Three Months Ended
                           -------------------------------------------
                           June 30, March 31, Dec 31, Sept 30, June 30,
                            2009     2009     2008     2008     2008
                           -------  -------  -------  -------  -------

 Allowance for loan losses
  at beginning of quarter  $26,664  $25,105  $14,620  $12,054  $11,603

 Charge-offs:
 Commercial:
  Commercial                  (796)    (236)  (5,950)    (301)  (2,119)
  Commercial real estate      (557)     (99)    (751)    (407)    (289)
  Real estate construction    (474)    (239)    (408)    (356)     (57)
                           -------  -------  -------  -------  -------
   Total commercial         (1,827)    (574)  (7,109)  (1,064)  (2,465)
                           -------  -------  -------  -------  -------

 Consumer:
  Residential real estate
   first lien               (1,446)     (34)    (142)    (256)    (193)
  Residential real estate
   second lien                (634)    (454)    (378)    (417)    (151)
  Home equity lines           (517)    (282)    (477)    (831)    (463)
  Consumer installment
    - indirect                (150)    (261)    (265)    (254)    (200)
  Consumer other                (9)     (48)     (23)     (23)      (5)
                           -------  -------  -------  -------  -------
   Total consumer           (2,756)  (1,079)  (1,285)  (1,781)  (1,012)
                           -------  -------  -------  -------  -------

   Total charge-offs        (4,583)  (1,653)  (8,394)  (2,845)  (3,477)
                           -------  -------  -------  -------  -------

 Recoveries:
 Commercial:
  Commercial                    62       22      111        8        9
  Commercial real estate        --       --       --       --        6
  Real estate construction       6       --       --       --       --
                           -------  -------  -------  -------  -------
   Total commercial             68       22      111        8       15
                           -------  -------  -------  -------  -------

 Consumer:
  Residential real estate
   first lien                    1       34       18        3       19
  Residential real estate
   second lien                  13       17       71       54        3
  Home equity lines             88       24        3        4       --
  Consumer installment
    - indirect                  36       76       15       81       37
  Consumer other                --       --       13       12       77
                           -------  -------  -------  -------  -------
   Total consumer              138      151      120      154      136
                           -------  -------  -------  -------  -------

   Total recoveries            206      173      231      162      151
                           -------  -------  -------  -------  -------

   Net charge-offs          (4,377)  (1,480)  (8,163)  (2,683)  (3,326)
                           -------  -------  -------  -------  -------

 Provision for loan losses   2,927    3,039   18,648    5,249    3,777
                           -------  -------  -------  -------  -------

 Allowance for loan losses
  at end of quarter        $25,214  $26,664  $25,105  $14,620  $12,054
                           =======  =======  =======  =======  =======

                Encore Bancshares, Inc. and Subsidiaries

                           SEGMENT OPERATIONS

                    (Unaudited, dollars in thousands)

                         As of and for the Three Months Ended
            ----------------------------------------------------------
             June 30,    March 31,    Dec 31,     Sept 30,    June 30,
              2009         2009        2008         2008        2008
            ----------  ----------  ----------  ----------  ----------
 Banking
 -------
  Net
   interest
   income   $   11,726  $   11,736  $   12,223  $   11,871  $   11,116
  Provision
   for loan
   losses        2,927       3,039      18,648       5,249       3,777
  Non
   -interest
   income*         760         661      (1,596)        425         541
  Non
   -interest
   expense*      9,614       8,606       9,307       8,113       9,298
            ----------  ----------  ----------  ----------  ----------
  Earnings
   (loss)
   before
   income
   taxes           (55)        752     (17,328)     (1,066)     (1,418)
  Income tax
   expense
   (benefit)      (102)        291      (6,251)       (446)       (586)
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings
   (loss)   $       47  $      461  $  (11,077) $     (620) $     (832)
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $1,623,467  $1,584,698  $1,592,933  $1,481,311  $1,472,045
            ==========  ==========  ==========  ==========  ==========

 Wealth
  Management
 -----------
  Net
   interest
   income   $       38  $       38  $       44  $       51  $       37
  Non
   -interest
   income        4,087       3,749       3,985       4,277       4,660
  Non
   -interest
   expense       3,040       3,098       2,179       3,083       2,725
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes         1,085         689       1,850       1,245       1,972
  Income tax
   expense         384         243         606         451         709
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $      701  $      446  $    1,244  $      794  $    1,263
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $   49,563  $   48,648  $   47,879  $   49,263  $   48,146
            ==========  ==========  ==========  ==========  ==========

 Insurance
 ---------
  Net
   interest
   income   $        3  $        3  $        4  $       16  $       22
  Non
   -interest
   income        1,480       1,694       1,172       1,398       1,458
  Non
   -interest
   expense       1,057       1,033       1,001       1,002       1,049
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes           426         664         175         412         431
  Income tax
   expense         150         233          85         147         154
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $      276  $      431  $       90  $      265  $      277
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $    7,625  $    7,695  $    6,738  $    6,997  $   13,188
            ==========  ==========  ==========  ==========  ==========

 Other
 -----
  Net
   interest
   expense  $     (309) $     (316) $     (329) $     (330) $     (330)
  Non
   -interest
   income           --          --          --          --         (24)
            ----------  ----------  ----------  ----------  ----------
  Loss
   before
   income
   taxes          (309)       (316)       (329)       (330)       (354)
  Income tax
   benefit        (106)       (113)       (119)       (119)       (127)
            ----------  ----------  ----------  ----------  ----------
  Net loss  $     (203) $     (203) $     (210) $     (211) $     (227)
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $  (63,937) $  (63,317) $  (59,706) $  (59,348) $  (72,666)
            ==========  ==========  ==========  ==========  ==========

 Consolidated
 ------------
  Net
   interest
   income   $   11,458  $   11,461  $   11,942  $   11,608  $   10,845
  Provision
   for loan
   losses        2,927       3,039      18,648       5,249       3,777
  Non
   -interest
   income*       6,327       6,104       3,561       6,100       6,635
  Non
   -interest
   expense*     13,711      12,737      12,487      12,198      13,072
            ----------  ----------  ----------  ----------  ----------
  Earnings
   (loss)
   before
   income
   taxes         1,147       1,789     (15,632)        261         631
  Income tax
   expense
   (benefit)       326         654      (5,679)         33         150
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings
   (loss)   $      821  $    1,135  $   (9,953) $      228  $      481
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $1,616,718  $1,577,724  $1,587,844  $1,478,223  $1,460,713
            ==========  ==========  ==========  ==========  ==========

                                                     As of and for
                                                    the Six Months
                                                     Ended June 30,
                                                ----------------------
                                                   2009        2008
                                                ----------  ----------
 Banking
 -------
  Net interest income                           $   23,462  $   21,246
  Provision for loan losses                          5,966       5,278
  Noninterest income*                                1,421       1,032
  Noninterest expense*                              18,220      18,373
                                                ----------  ----------
  Earnings (loss) before income taxes                  697      (1,373)
  Income tax expense (benefit)                         189        (601)
                                                ----------  ----------
  Net earnings (loss)                           $      508  $     (772)
                                                ==========  ==========
  Total assets at quarter end                   $1,623,467  $1,472,045
                                                ==========  ==========

 Wealth Management
 -----------------
  Net interest income                           $       76  $      101
  Noninterest income                                 7,836       9,067
  Noninterest expense                                6,138       5,795
                                                ----------  ----------
  Earnings before income taxes                       1,774       3,373
  Income tax expense                                   627       1,213
                                                ----------  ----------
  Net earnings                                  $    1,147  $    2,160
                                                ==========  ==========
  Total assets at quarter end                  $    49,563  $   48,146
                                                ==========  ==========

 Insurance
 ---------
  Net interest income                           $        6  $       63
  Noninterest income                                 3,174       3,190
  Noninterest expense                                2,090       2,153
                                                ----------  ----------
  Earnings before income taxes                       1,090       1,100
  Income tax expense                                   383         394
                                                ----------  ----------
  Net earnings                                  $      707  $      706
                                                ==========  ==========
  Total assets at quarter end                   $    7,625  $   13,188
                                                ==========  ==========

 Other
 -----
  Net interest expense                          $     (625) $     (686)
  Noninterest income                                    --          (5)
                                                ----------  ----------
  Loss before income taxes                            (625)       (691)
  Income tax benefit                                  (219)       (248)
                                                ----------  ----------
  Net loss                                      $     (406) $     (443)
                                                ==========  ==========
  Total assets at quarter end                   $  (63,937) $  (72,666)
                                                ==========  ==========

 Consolidated
 ------------
  Net interest income                           $   22,919  $   20,724
  Provision for loan losses                          5,966       5,278
  Noninterest income*                               12,431      13,284
  Noninterest expense*                              26,448      26,321
                                                ----------  ----------
  Earnings (loss) before income taxes                2,936       2,409
  Income tax expense (benefit)                         980         758
                                                ----------  ----------
  Net earnings (loss)                           $    1,956  $    1,651
                                                ==========  ==========
  Total assets at quarter end                   $1,616,718  $1,460,713
                                                ==========  ==========

  * Prior periods adjusted to include net expenses of foreclosed real estate in other noninterest expense.

                Encore Bancshares, Inc. and Subsidiaries

                            YIELD ANALYSIS

                  (Unaudited, dollars in thousands)

                             Three Months Ended June 30,
                -------------------------------------------------------
                            2009                        2008
                --------------------------- ---------------------------
                 Average   Average           Average   Average
                 Outstan-  Interest Average  Outstan-  Interest Average
                   ding    Income/   Yield/    ding    Income/   Yield/
                 Balance   Expense   Rate    Balance   Expense   Rate
                ---------- -------- ------- ---------- -------- -------

 Assets:
 Interest-
  earning
  assets:
  Loans*        $1,166,448 $ 17,291  5.95%  $1,170,959 $ 18,238  6.26%
  Mortgages
   held-for-sale     1,612       32  7.96%       1,151       25  8.74%
  Securities*      215,473    2,173  4.04%     139,510    1,250  3.60%
  Federal funds
   sold and
   other           121,328      156  0.52%      82,841      552  2.68%
                ---------- --------         ---------- --------
 Total interest-
  earning
  assets*        1,504,861   19,652  5.24%   1,394,461   20,065  5.79%
 Less: Allowance
  for loan
  losses           (25,656)                    (11,526)
 Noninterest-
  earning assets   111,519                     103,918
                ----------                  ----------
  Total assets  $1,590,724                  $1,486,853
                ==========                  ==========

 Liabilities and
  shareholders'
  equity:
 Interest-
  bearing
  liabilities:
  Interest
   checking     $  177,393 $    212  0.48%  $  194,973 $    641  1.32%
  Money market
   and savings     243,276      685  1.13%     307,047    1,363  1.79%
  Time deposits    564,583    4,746  3.37%     466,199    5,119  4.42%
                ---------- --------         ---------- --------
   Total
    interest-
    bearing
    deposits       985,252    5,643  2.30%     968,219    7,123  2.96%
  Borrowings and
   repurchase
   agreements      226,118    2,119  3.76%     202,229    1,767  3.51%
  Junior
   subordinated
   debentures       20,619      309  6.01%      20,619      330  6.44%
                ---------- --------         ---------- --------
   Total
    interest-
    bearing
    liabilities  1,231,989    8,071  2.63%   1,191,067    9,220  3.11%
                ---------- --------         ---------- --------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits        159,257                     123,453
  Other
   liabilities      11,366                      12,015
                ----------                  ----------
    Total
     liabilities 1,402,612                   1,326,535
 Shareholders'
  equity           188,112                     160,318
                ----------                  ----------
 Total
  liabilities
  and
  shareholders'
  equity        $1,590,724                  $1,486,853
                ==========                  ==========

 Net interest
  income*                  $ 11,581                    $ 10,845
                           ========                    ========

 Net interest
  spread*                            2.61%                       2.68%
 Net interest
  margin*                            3.09%                       3.13%

 * On taxable-equivalent basis in 2009. Taxable-equivalent amounts in
   2008 were immaterial. See calculation in subsequent table.

                Encore Bancshares, Inc. and Subsidiaries

                             YIELD ANALYSIS

                   (Unaudited, dollars in thousands)

                              Six Months Ended June 30,
                -------------------------------------------------------
                            2009                        2008
                --------------------------- ---------------------------
                 Average   Average           Average   Average
                 Outstan-  Interest Average  Outstan-  Interest Average
                   ding    Income/   Yield/    ding    Income/   Yield/
                 Balance   Expense   Rate    Balance   Expense   Rate
                ---------- -------- ------- ---------- -------- -------

 Assets:
 Interest-
  earning
  assets:
  Loans*        $1,187,456 $ 34,835  5.92%  $1,145,199 $ 36,616  6.43%
  Mortgages
   held-for-sale     1,502       60  8.06%       1,308       57  8.76%
  Securities*      201,789    4,146  4.14%     140,804    2,569  3.67%
  Federal funds
   sold and
   other           108,393      312  0.58%      86,130    1,355  3.16%
                ---------- --------         ---------- --------
 Total interest-
  earning
  assets*        1,499,140   39,353  5.29%   1,373,441   40,597  5.94%
 Less: Allowance
  for loan
  losses           (25,420)                    (11,352)
 Noninterest-
  earning
  assets           111,270                     103,092
                ----------                  ----------
  Total assets  $1,584,990                  $1,465,181
                ==========                  ==========

 Liabilities and
  shareholders'
  equity:
 Interest-
  bearing
  liabilities:
  Interest
   checking     $  179,672 $    425  0.48%  $  188,728 $  1,594  1.70%
  Money market
   and savings     235,880    1,363  1.17%     320,144    3,743  2.35%
  Time deposits    559,821    9,587  3.45%     450,398   10,328  4.61%
                ---------- --------         ---------- --------
   Total
    interest-
    bearing
    deposits       975,373   11,375  2.35%     959,270   15,665  3.28%
  Borrowings and
   repurchase
   agreements      240,741    4,235  3.55%     198,042    3,522  3.58%
  Junior
   subordinated
   debentures       20,619      625  6.11%      20,619      686  6.69%
                ---------- --------         ---------- --------
   Total
    interest-
    bearing
    liabilities  1,236,733   16,235  2.65%   1,177,931   19,873  3.39%
                ---------- --------         ---------- --------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits        150,090                     115,179
  Other
   liabilities      10,820                      12,664
                ----------                  ----------
    Total
     liabilities 1,397,643                   1,305,774
 Shareholders'
  equity           187,347                     159,407
                ----------                  ----------
 Total
  liabilities
  and
  shareholders'
  equity        $1,584,990                  $1,465,181
                ==========                  ==========

 Net interest
  income*                  $ 23,118                    $ 20,724
                           ========                    ========

 Net interest
  spread*                            2.64%                       2.55%
 Net interest
  margin*                            3.11%                       3.03%

 * On taxable-equivalent basis in 2009. Taxable-equivalent amounts in
   2008 were immaterial. See calculation in subsequent table.

                Encore Bancshares, Inc. and Subsidiaries

                      NON-GAAP FINANCIAL MEASURES

                   (Unaudited, amounts in thousands)

                 June 30,   March 31,   Dec 31,   Sept 30,   June 30,
                   2009       2009       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------

 Shareholders'
  equity        $  187,809 $  187,584 $  185,742 $  161,009 $  160,212
 Less: Preferred
  stock             28,718     28,590     28,461         --         --
   Goodwill
    and other
    intangible
    assets,
     net            33,564     33,734     33,904     34,193     34,381
                ---------- ---------- ---------- ---------- ----------
  Tangible
   common
   equity*      $  125,527 $  125,260 $  123,377 $  126,816 $  125,831
                ========== ========== ========== ========== ==========

 Total assets   $1,616,718 $1,577,724 $1,587,844 $1,478,223 $1,460,713
 Less: Goodwill
  and other
  intangible
  assets, net       33,564     33,734     33,904     34,193     34,381
                ---------- ---------- ---------- ---------- ----------
  Tangible
   assets       $1,583,154 $1,543,990 $1,553,940 $1,444,030 $1,426,332
                ========== ========== ========== ========== ==========

 Shares
  outstanding at
  end of period     10,337     10,233     10,241     10,238     10,234

 * Tangible common equity, a non-GAAP financial measure, includes total equity, less preferred equity, goodwill and other intangible assets.
   Management reviews tangible common equity along with other measures of capital as part of its financial analyses and has included this information because of current interest on the part of market participants in tangible common equity as a measure of capital. The methodology of determining tangible common equity may differ among companies.

                                   Three Months         Six Months
                                  Ended June 30,      Ended June 30,
                                ------------------  ------------------
                                   2009     2008      2009      2008
                                --------  --------  --------  --------
 Net interest income on a GAAP
  basis                         $ 11,458  $ 10,845  $ 22,919  $ 20,724
 Taxable-equivalent adjustment*      123        --       199        --
                                --------  --------  --------  --------
 Net interest income on a
  taxable-equivalent basis      $ 11,581  $ 10,845  $ 23,118  $ 20,724
                                ========  ========  ========  ========

 * Net interest income, net interest spread and net interest margin are reported on a taxable-equivalent basis. The taxable-equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets. Management believes that it is a standard practice in the banking industry to present net interest income, net interest spread and net interest margin on a fully taxable-equivalent basis. Management believes these measures provide useful information to investors by allowing them to make peer comparisons.

CONTACT:  Encore Bancshares, Inc.
          L. Anderson Creel, Chief Financial Officer
            713.787.3138
          James S. D'Agostino, Jr., Chairman and CEO
            713.787.3103